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                      Vanguard(R) Wellesley(R) Income Fund
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2005

Vanguard Wellesley Income Fund Adopts New Advisory Fee Schedule

The board of trustees of Vanguard Wellesley Income Fund adopted a new advisory fee schedule for the Fund, effective July 1, 2005. This change will not affect the Fund's investment objective, policies, strategies, or risks. Following implementation of the new advisory fee schedule, the Fees and Expenses discussion is revised as follows:

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral(TM) Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective July 1, 2005.

                                                        Investor         Admiral
                                                          Shares          Shares
                                                          ------          ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None            None
Purchase Fee:                                              None            None
Sales Charge (Load) Imposed on Reinvested Dividends:       None            None
Redemption Fee:                                            None            None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       0.25%           0.15%
12b-1 Distribution Fee:                                    None            None
Other Expenses:                                            0.02%           0.01%
  Total Annual Fund Operating Expenses:                    0.27%           0.16%

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.
                                                                  (over, please)

--------------------------------------------------------------------------------
                    1 Year     3 Years              5 Years             10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investor Shares       $28         $87                  $152               $343
Admiral Shares         16          52                    90                205
--------------------------------------------------------------------------------



These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

For more information about the new advisory fee schedule, please see the Fund's most recent shareholder report or the Statement of Additional Information.

















(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSA27  052005

                    VANGUARD/(R)/ WELLESLEY/(R)/ INCOME FUND

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2005


The board of trustees of Vanguard Wellesley Income Fund has adopted a new asset-based advisory fee schedule for the Fund, effective July 1, 2005. This change will not affect the existing performance fee adjustment, which is included in the current advisory agreement, nor will it affect the Fund's investment objective, policies, strategies, or risks.


 The second paragraph of the INVESTMENT ADVISORY SERVICES section of the Statement of Additional Information is restated as follows:


The Fund pays Wellington Management an advisory fee at the end of each fiscal quarter. The fee is calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets that were managed by Wellington Management in the quarter:




                        AVERAGE NET ASSETS     ANNUAL RATES
                        ------------------     ------------
                         First $2 billion         0.10%
                         Next $4 billion          0.05%
                         Next $6 billion          0.04%





 The section entitled BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS is restated as follows:


BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


The Fund's board of trustees oversees the Fund's management and reviews the advisor's performance on a regular basis. The board determines annually whether to renew the Fund's investment advisory agreement. Vanguard provides the board with monthly, quarterly, and annual analyses of the advisor's performance. In addition, the advisor provides the board with quarterly self-evaluations and certain other information that the board deems important for its evaluation of the short-and long-term performance of the advisor.


The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund. The board receives additional information detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant. Also, the board receives information about the advisor's control of Fund investment expenses, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected. When considering whether to continue the Fund's investment advisory agreement, the board examines several factors, but does not identify any particular factor as controlling its decision.


 The board's decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor's investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management and considered the following factors, among others:


- The board considered the benefits to shareholders of continuing to retain Wellington Management as the advisor to the Fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management to the Fund over both the short and long term and the organizational depth and stability of the firm. The trustees concluded that the existing asset-based advisory fee schedule has been in place for many years and should be adjusted to reflect the quality of Wellington Management's services and the firm's need to maintain an expanded portfolio management team to manage a large balanced fund. Under the new fee arrangement, Wellington Management could enhance its organizational depth and the stability of the Fund's portfolio management team by continuing to attract and retain top investment talent.


- The board considered the investment performance of the Fund compared with the performance of the Fund's peer group and relevant benchmarks. The trustees concluded that the Fund is managed in a disciplined fashion and that over five- and ten-year periods, the Fund has consistently outperformed both the Wellesley Composite Index and the Fund's peer group (the Lipper Average Income Fund) under Wellington Management.

                                             AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                              ------------------------------------
                                             1 YEAR ENDED            5 YEARS ENDED            10 YEARS ENDED
                                                3/31/2005                3/31/2005                03/31/2005
                                                ---------                ---------                ----------
VANGUARD WELLESLEY INCOME FUND INVESTOR SHARES*     4.97%                    8.65%                    10.05%
Average Income Fund**                               4.45                     4.37                      7.86
Lehman Brothers Credit A or Better Bond Index       0.61                     7.97                      7.68
Wellesley Composite Index+                          4.03                     5.81                      8.91
 *Information about the Fund's AdmiralShares may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.
 +Made up of unmanaged bond/stock benchmarks. The bond component, which is weighted 65%, was based on the Lehman Brothers Long Credit AA or Better Bond Index through March 31, 2000, and the
 Lehman Brothers Credit A or Better Bond Index thereafter. The stock component, which is weighted
 35%, is a blend. It consisted of 75% Standard & Poor's (S&P) 500/Barra Value Index and 25% S&P
 Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the
 S&P Utilities Index and the S&P Telephone Index, 12.5% each. The S&P Integrated
 Telecommunication Services Index replaced the S&P Telephone Index on January 1, 2002.



-The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the Fund's advisory fee is expected to remain significantly below the fees of most of its peers. Among other comparative data, the board considered the following expense information:

                                                                                 ADVISORY FEES
                                                                               EXPRESSED AS AN
                                                                              ANNUAL EFFECTIVE
                                                                            RATE OF THE FUND'S                    ESTIMATED ADVISORY
                                                                            AVERAGE NET ASSETS                        FEE RATE AFTER
                                                                         BEFORE IMPLEMENTATION                     IMPLEMENTATION OF
                                                                                    OF NEW FEE                          NEW ADVISORY
                                               EXPENSE RATIO+                    ARRANGEMENT++                          FEE SCHEDULE
                                               -------------                     -----------                            ------------
VANGUARD WELLESLEY INCOME FUND INVESTOR SHARES*        0.25%                             0.05%                                0.054%
Average Income Fund**                                  1.00                             0.322                                   N/A
 *Information about the Fund's Admiral Shares may be found elsewhere in this Statement of
Additional Information.
**Derived from data provided by Lipper Inc.
 +As of March 31, 2005.
++Advisory fee rates are expressed as an annual effective rate of the Fund's average net assets as of March 31, 2005.


-The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the Fund's trustees ensure that, if the Fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.


The board considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the Fund, and concluded that approval of an Amended and Restated Investment Advisory Agreement is in the best interest of the Fund and its shareholders.




















(C) 2005 The Vanguard Group, Inc. All rights reserved             052005
Vanguard Marketing Corporation, Distributor